UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016 (November 30, 2016)

Morgans Hotel Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 30, 2016, Morgans Hotel Group Co., a Delaware corporation (the “Company”), SBEEG Holdings, LLC, a Delaware limited liability company (“SBE”), and Trousdale Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of SBE ENT Holdings, LLC, a Delaware limited liability company (“SBE ENT Holdings”), following its transfer from SBE (“Merger Sub”), completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger by and among the Company, SBE and Merger Sub, dated as of May 9, 2016 (as amended, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving entity (the “Surviving Corporation”) and a wholly owned subsidiary of SBE ENT Holdings.

In accordance with the terms of the Merger Agreement, each outstanding share of the Company’s common stock, $0.01 par value per share (each a “Share” and in the aggregate the “Shares”) (other than Cancelled Shares and Dissenting Shares, as defined in the Merger Agreement) ceased to be outstanding and was converted into the right to receive $2.25 in cash, without interest (the “Merger Consideration”). In addition, in accordance with the terms of the Merger Agreement, (i) each Non-Managing Member Unit (as defined in the Amended and Restated Limited Liability Company Agreement of Morgans Group LLC, effective February 17, 2006, as amended), other than certain excluded Non-Managing Member Units, was cancelled and converted into the right to receive the Merger Consideration, (ii) each Company RSU award that was outstanding immediately prior to the effective time of the Merger was cancelled and converted into the right to receive an amount in cash equal to (a) the Merger Consideration, multiplied by (b) the number of Shares subject to such Company RSU award immediately prior to the effective time of the Merger, less any applicable tax withholding, and (iii) each Company stock option, whether vested or unvested, that was outstanding immediately prior to the effective time of the Merger was cancelled and converted into the right to receive an amount in cash equal to the (a) the excess, if any, of the Merger Consideration over the exercise price per Share subject to such Company stock option, multiplied by (b) the number of Shares subject to such Company stock option immediately prior to the effective time of the Merger, less any applicable tax withholding.

The description of the Merger and the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and Amendment No. 1 to the Merger Agreement, dated as of November 8, 2016, which are incorporated by reference as Exhibits 2.1 and 2.2 hereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger on November 30, 2016, the Company notified the Nasdaq Stock Market (“Nasdaq”) of the completion of the Merger, and requested that Nasdaq (i) suspend trading of the Shares on the Nasdaq Capital Market and (ii) file with the U.S. Securities and Exchange Commission (the “SEC”) a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Shares from the Nasdaq Capital Market and to deregister the Shares under Section 12(b) of the Exchange Act.

Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information disclosed in Item 2.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

At the effective time of the Merger, each holder of the Shares issued and outstanding immediately prior to the effective time of the Merger ceased to have any rights as a stockholder of the Company (other than the rights to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

A change of control of the Company occurred on November 30, 2016 upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into the Company. As a result of the Merger, the Company became a wholly owned subsidiary of SBE ENT Holdings, with SBE ENT Holdings owning all of the Shares.

The information disclosed in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger on November 30, 2016, Howard M. Lorber, Andrew Broad, Kenneth E. Cruse, John Dougherty, Jason T. Kalisman, Bradford Nugent, Michael E. Olshan, Michelle S. Russo and Adam Stein resigned as and ceased to be directors of the Company and members of any committee of the Company’s Board of Directors.

Pursuant to the Merger Agreement, at the effective time of the Merger on November 30, 2016, the directors of Merger Sub immediately prior to the Effective Time, Sam Nazarian became the director of the Surviving Corporation. Upon consummation of the Merger, Sam Nazarian was elected Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, at the effective time of the Merger on November 30, 2016, the Company’s Certificate of Incorporation and Bylaws were amended and restated. The Amended and Restated Certificate of Incorporation and Bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and Bylaws are not complete and are subject to, and qualified in their entirety by, reference to the Amended and Restated Certificate of Incorporation and Bylaws of the Company, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01 Other Events

On November 30, 2016, the Company and SBE issued a joint press release announcing the closing of the Merger. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of May 9, 2016, by and among Morgans Hotel Group Co., SBEEG Holdings, LLC and Trousdale Acquisition Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2016).

2.2	Amendment No. 1 dated November 8, 2016 to the Agreement and Plan of Merger, dated as of May 9, 2016, by and among Morgans Hotel Group Co., SBEEG Holdings, LLC and Trousdale Acquisition Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2016).

3.1	Second Amended and Restated Certificate of Incorporation of Morgans Hotel Group Co.

3.2	Second Amended and Restated Bylaws of Morgans Hotel Group Co.

99.1	Joint press release, dated December 1, 2016, of Morgans Hotel Group Co. and SBEEG Holdings, LLC announcing the closing of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: December 1, 2016	By:	/s/ Richard Szymanski
		Name:	Richard Szymanski
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 9, 2016, by and among Morgans Hotel Group Co., SBEEG Holdings, LLC and Trousdale Acquisition Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2016).

2.2	Amendment No. 1 dated November 8, 2016 to the Agreement and Plan of Merger, dated as of May 9, 2016, by and among Morgans Hotel Group Co., SBEEG Holdings, LLC and Trousdale Acquisition Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2016).

3.1	Second Amended and Restated Certificate of Incorporation of Morgans Hotel Group Co.

3.2	Second Amended and Restated Bylaws of Morgans Hotel Group Co.

99.1	Joint press release, dated December 1, 2016, of Morgans Hotel Group Co. and SBEEG Holdings, LLC announcing the closing of the Merger.